                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No. 1)

    Filed by the Registrant / /
    Filed by a Party other than the Registrant /X/

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    /X/  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                               MCI COMMUNICATIONS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                            WORLDCOM, INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

INTRODUCTION
--------------------------------------------------------------------------------


                               Bernard J. Ebbers
                                   President
                                       and
                            Chief Executive Officer

WHY ARE WE HERE?
--------------------------------------------------------------------------------

                            Today We Are Announcing:


[Brooks Fiber Logo]      o We have signed a definitive merger
                           agreement with Brooks Fiber

[MCI Logo]               o We have made a superior offer to MCI
                           shareholders for a merger with WorldCom

BROOKS FIBER MERGER
--------------------------------------------------------------------------------

                       Merger Agreement with Brooks Fiber


                         o Brooks Fiber shareholders will receive
                           1.65 shares of WorldCom for each share
                           of Brooks Fiber

[WorldCom & Brooks       o Stock-for-stock transaction
 Fiber Logo]
                         o Pooling of interest transaction --
                           accretive to WorldCom consensus
                           earnings

BROOKS FIBER MERGER
--------------------------------------------------------------------------------

                       Merger Agreement with Brooks Fiber
                                  (Continued)


[WorldCom & Brooks       o Accelerates local market entry in
 Fiber Logo]               secondary markets by 1-2 years

                         o Brooks Fiber expands WorldCom's local
                           presence from 52 markets to 86 markets

                         o Fuels strong top-line revenue growth

                         o Adds additional local access expertise

                         o Adds significant local fiber networks
                           and local switching capacity

MCI MERGER
--------------------------------------------------------------------------------

                                      MCI


                              WorldCom Offers MCI
                            Shareholders Better Deal

MCI MERGER
--------------------------------------------------------------------------------

                      WorldCom's Offer is More Attractive


             -------------------------------------------------------------------
                           BT's Offer
             ------------------------------------------
              Initial Offer          Revised Offer          WorldCom's Offer
             -------------------------------------------------------------------
Terms          0.54 BT ADS's      0.375 BT ADS's plus        1.038 to 1.221
             plus $6.00 Cash          $7.75 Cash              WCOM Shares
                                  less $3.22 Dividend
             -------------------------------------------------------------------
Value of         $41.98                $31.53                     $41.50
 Offer
             -------------------------------------------------------------------
Premium to         43%                   7%                          41%
Latest MCI
  Price
             -------------------------------------------------------------------


Presentation contains forward-looking statements. Actual results may vary.

MCI MERGER
--------------------------------------------------------------------------------

                     Greater Identifiable Synergy Benefits
                                  (Estimates)

       -----------------------------------------------------------------
       Timing                             BT                  WorldCom
       -----------------------------------------------------------------
       1999                             $400M                  $2,500M+
       -----------------------------------------------------------------
       Five Year
       Cumulative Synergies             $2,400M                $15,000M+
       -----------------------------------------------------------------

Presentation contains forward-looking statements. Actual results may vary.

MCI MERGER
--------------------------------------------------------------------------------

                           Potential Offer Structure


                                  [Line Graph]


The proposed offer would incorporate a fixed price of $41.50 within a band of prices for WorldCom of $34 to $40 and a floating price outside the band.


Presentation contains forward-looking statements. Actual results may vary.

MCI MERGER
--------------------------------------------------------------------------------

                         Our Objective Has Not Changed.


                        It is to be the most profitable,
                             single-source provider
                         of communications services to
                           business around the world.

WORLDCOM'S SHAREHOLDERS
--------------------------------------------------------------------------------

                            Why a Merger with MCI is
                            Attractive for WorldCom

[WorldCom Logo]          o Immediately adds value for shareholders

                         o Accretive from Day One

                         o More than triples WorldCom's revenues

                         o Provides WorldCom the assets and products
                           to better address large business customers

                         o Leverages WorldCom's substantial
                           investments in local business market

WORLDCOM'S SHAREHOLDERS
--------------------------------------------------------------------------------

                            Why a Merger with MCI is
                            Attractive for WorldCom
                                  (Continued)


[WorldCom Logo]          o Enhances potential for greater stock
                           price performance

                         o Enhances WorldCom's position as the only
                           end-to-end facilities based provider of local, long distance, Internet and international service

                         o Significantly expands network capacity
                           of WorldCom

                         o Adds management depth/expertise

                         o Compelling business fit

MCI'S SHAREHOLDERS
--------------------------------------------------------------------------------

                        Why WorldCom's Offer is Superior
                          Price, Premium, Performance

[MCI Logo]               o MCI shareholders get a higher premium

                         o MCI shareholders receive better
                           performing stock

                         o MCI shareholders end up owning more of
                           WorldCom versus BT

                         o WorldCom offer recognizes value of
                           underlying assets

                         o MCI benefits from much greater synergies

MCI'S SHAREHOLDERS
--------------------------------------------------------------------------------

                        Why WorldCom's Offer is Superior
                                  (Continued)

[MCI Logo]               o Higher probability of market success
                           due to WorldCom's track record of:
                           -- Industry leading growth and
                           -- Successful mergers

                         o Better strategic fit with WorldCom

                         o Addresses MCI's local access dilemma

                         o More compatible entrepreneurial cultures

BT'S SHAREHOLDERS
--------------------------------------------------------------------------------

                            Why WorldCom's Offer is
                                Also Good for BT

[BT Logo]                o Provides BT over $1B gain on its investment
                           in MCI

                         o BT receives better performing stock for
                           their stake

                         o Potentially permits alliance with stronger
                           U.S. partner

                         o Addresses BT's institutional investors'
                           concerns about U.S. market risks

COMPARATIVE ANALYSIS
--------------------------------------------------------------------------------


                                As a shareholder
                            comparing the two deals,
                            you have to ask yourself
                                one question...

COMPARATIVE ANALYSIS
--------------------------------------------------------------------------------


                           ...whose stock do you want
                                    to own?

CREATION OF SHAREHOLDER VALUE
--------------------------------------------------------------------------------

                        WorldCom: #1 Among All Telecoms

                       [excerpt from Wall Street Journal]

                             Shareholder Scoreboard

                      [Chart Regarding Telephone Service]

CREATION OF SHAREHOLDER VALUE
--------------------------------------------------------------------------------

                     WorldCom: #2 Among 500 Companies Ranked
                          By Total Return to Investors


     [excerpt from Fortune regarding Highest 500 Total Return To Investors]

CREATION OF SHAREHOLDER VALUE
--------------------------------------------------------------------------------

                       $100 Invested in 1989 common stock

                              WCOM           $3,137
                              BT                191
                              MCI               132
                              AT&T              198
                              SPRINT            183

                               September 18, 1997

Note: WorldCom does not pay dividends on its common stock. Other companies' dividends were assumed to be reinvested.

CREATION OF SHAREHOLDER VALUE
--------------------------------------------------------------------------------

                         If you were a shareholder
                         of MCI...which stock
                         would you want to own?

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                               Scott D. Sullivan
                            Chief Financial Officer

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                               We are absolutely
                               on track with the
                             current business plan.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                        Announced Acquisitions Accretive


[AOL Logo]               o ANS and CNS transactions moving on track
                           and will be accretive in the first year

[CSi Logo]

[Brooks Fiber Logo]      o Brooks Fiber is expected to close
                           Q1 1998 and will be neutral to
                           accretive in the first year
                           -- Accelerates our target of reaching
                              70% of business market

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                           Key Messages -- MCI Offer



                         o WorldCom's offer is more
                           attractive financially to MCI's
                           shareholders

                         o WorldCom/MCI combination
                           generates greater indentifiable
                           synergy benefits

                         o More than 20% accretive
                           from Day One

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                               Synergies Are Real

                                                    Annual Savings Estimate
                                                         ($ millions)
Line Costs                                            1999           2002
                                                  ------------   ------------

o Originating Line Cost--DALs                      $300 - 400     $500 - 600

o Avoided Access Costs--Switched Minutes           $100 - 150     $400 - 600

o Variable Line Cost                                $50 - 100     $100 - 150

o International                                    $100 - 150     $350 - 450

Presentation contains forward-looking statements. Actual results may vary.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                               Synergies Are Real
                                   (Continued)

                                                    Annual Savings Estimate
                                                         ($ millions)
                                                    1999            2002
                                               ---------------   --------------

o Avoided MCI Local Losses                         $500 - 900    $1,400 - 1,500

o SG&A                                           $900 - 1,000    $1,200 - 1,300

o Depreciation                                     $100 - 200        $450 - 550

o Capital Expenditures                         $1,000 - 1,500    $1,500 - 1,600

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                 Synergy Summary

                                                    Anticipated Annual Savings
                                                          ($ in billions)

Category                                                  1999        2002
-------------------------------------------             --------    --------
Core SG&A                                                 $1.0        $1.3

Avoided MCI Local Losses                                  $0.7        $1.5

Domestic Line Costs                                       $0.6        $1.3

International Line Costs                                  $0.1        $0.3

Capex--Long Distance                                      $0.8        $1.2

Capex--Local                                              $0.7        $0.3

Potential revenue benefits are not included

Presentation contains forward-looking statements. Actual results may vary.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                          Cost Synergies Are Reasonable

Pre-tax Operating Costs

                                           Fiscal Year Ended December 31,
                                     1999        2000        2001        2002
--------------------------------------------------------------------------------
Total pretax operating              $2,350      $2,964      $3,770      $4,444
cost synergies

As a % of combined                < ----- 8%            to           9% ----- >
operating expenses

Presentation contains forward-looking statements. Actual results may vary.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                         Purchase Accounting EPS Impact
                               Offer Price $41.50
                              Premium to Market 41%

                                       EPS                      MCI
      WorldCom                      Accretion               % Ownership
       Price                          1999                  of WorldCom
      --------                      ---------               -----------
       $40.00                          28%                       42%

       $35.38                          21%                       45%

       $34.00                          20%                       46%

Presentation contains forward-looking statements. Actual results may vary.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                       Combination Strengthens Position As
                             World Class Competitor



          [BAR GRAPH OMITTED]                  o Triples 1998 Proforma WorldCom
                                                 revenues from approximately
                                                 $10B to $30B

                                               o More than doubles 1998 Proforma
                                                 WorldCom EBITDA from $3B to
                                                 approx. $7B

                                               o More than 20% accretive to
                                                 WorldCom's EPS under purchase
                                                 accounting

Presentation contains forward-looking statements. Actual results may vary.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                      Roadmap to Completing Exchange Offer

                                                                          Timing
                                                                          ------

o WorldCom obtains FCC approval of voting trust                            Q4/97

o MCI shareholders vote "NO" to merger with BT                             Q4/97

o WorldCom shareholders approve WorldCom share issuance                    Q4/97

o MCI amends rights plan                                                   Q1/98

o WorldCom receives antitrust clearances                                   Q1/98

o Exchange offer closed                                                    Q1/98

Presentation contains forward-looking statements. Actual results may vary.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                   Example: Stock Price of $100 within 3 years

             o 3x Revenues -- reasonable given $50 B revenue growing
                                  20% per annum

             o 22x P/E -- less than one times 25% EPS growth

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                   Conclusion

                  Superior Offer
                        o Higher value today and in future
                        o Larger ownership in faster growth company

                  Superior Stock
                        o Superior shareholder return history
                              -- 53% annual return to investors (1986-1996)

                  Greater Identifiable Synergies
                        o Reasonable at 8 - 9% of operating expenses

                  Track Record of Performance
                        o Operating and financial
                        o Delivering synergies

--------------------------------------------------------------------------------


                                John W. Sidgmore
                                 Vice Chairman
                          and Chief Operations Officer

NETWORK HIGHLIGHTS
--------------------------------------------------------------------------------

                             Impact on U.S. Network


                        o Substantially increases reach and
                          capacity

                        o With Brooks Fiber and MCImetro,
                          we will accelerate our local city
                          network deployment in secondary
                          markets by one to two years

                        o With MCI, we more than double
                          domestic fiber system route
                          miles from 20,000 miles to
                          45,000 miles

NETWORK AND OPERATIONAL HIGHLIGHTS
--------------------------------------------------------------------------------

                          Brooks Fiber Further Expands
                           WorldCom's Local Presence


                        o Adds over 40 cities to WorldCom's
                          local networks

                        o Increases route miles by 2000 miles

                        o Expands buildings connected by 2000
                          buildings

                        o Increases local switches by 22 switches

                        o Adds 1600 employees with proven
                          competitive local exchange expertise

BROOKS FIBER'S LOCAL NETWORKS
--------------------------------------------------------------------------------

                         Brooks Fiber's Local Networks


 [Map listing locations of Brooks Fiber's networks in operation or development]

MCI'S LOCAL NETWORKS
--------------------------------------------------------------------------------

                            MCImetro Local Networks


    [Map listing locations of MCImetro networks in operation or development]

WORLDCOM'S LOCAL NETWORKS...
--------------------------------------------------------------------------------

                            WorldCom Local Networks


    [Map listing locations of WorldCom networks in operation or development]

COMBINED LOCAL NETWORKS...
--------------------------------------------------------------------------------

                            Combined Local Networks
                             (WorldCom/MCI/Brooks)


     [Map listing locations of WorldCom/MCI/Brooks networks in operation or development]

NETWORK HIGHLIGHTS
--------------------------------------------------------------------------------

                               Network Statistics
                                 (Approximate)


                                          Brooks
                            WorldCom      Fiber         MCI        Combined
                            --------      -------       ---        --------
Domestic Cities                  52          45          35         92(Net)
  (Fiber Networks)

Local Route Miles             4,000       2,000       3,000          9,000

Long Distance Route Miles    20,000          --      25,000         45,000

International Route Miles     5,000          --          --          5,000

Local Switches                   38          22          24             84

Employees                    15,000       1,600      50,000         66,600

NETWORK HIGHLIGHTS
--------------------------------------------------------------------------------

                      Owning the Right Networks (Combined)


                  Long Distance (Domestic)

                        o 45,000 route miles
                        o OC-48 and OC-192 plus Wave Division Multiplexing

                  Local Access (MFS/MCI/Brooks Fiber)

                        o 92 Domestic local city networks
                        o 70% of U.S. business market

                  Internet (UUNET/MCI/CNS/ANS)

                        o OC-12 backbone
                        o Significant increase in capacity

                  International (Gemini/Ulysses)

                        o Build/Expand 35 networks in key financial cities
                        o Build pan-European network and trans-Atlantic cable

PRODUCT HIGHLIGHTS
--------------------------------------------------------------------------------

                       WorldCom/MCI Combination Increases
                       Value-Added Products and Services:


[WorldCom/MCI Logo]     o Adds leading information technology and
                          systems integration platform

                        o Enhances scale and range of Internet offerings
                          -- Added to CompuServe Intranet/Extranet
                             expertise

                        o Enhances full service bundled offerings

NETWORK HIGHLIGHTS
--------------------------------------------------------------------------------

                      Summary of Network Services Benefits

            o Leverages large long distance "footprint"

            o Leverages local network investments and
              international investments

            o Enhances end-to-end service portfolio

            o Adds substantial capacity and expands local reach

NETWORK HIGHLIGHTS
--------------------------------------------------------------------------------

                          New Value-Added Products and
                          Services Round Out Portfolio


Data Networking                           Telecommunication Services
---------------                           --------------------------
Network and Systems                       Local
  Integration Services
                                          Long Distance
Public Internet
                                          Wireless
Intranets and VPN
                                          International

SUMMARY
--------------------------------------------------------------------------------

                            Path to $100 Stock Price


                                    [Chart]

--------------------------------------------------------------------------------



                                    WORLDCOM